PRE-SUBSTITUTION SUPPLEMENT DATED APRIL 30, 2002

MARCH 21, 2002

TO

PROSPECTUS DATED APRIL 30, 2002

MAY 1, 2001

FOR

FUTURITY FOCUS II VARIABLE AND FIXED ANNUITY

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

Proposed Substitutions of Funds

On December 27, 2001, Sun Life Assurance Company of Canada (U.S.)("the Company" or "Sun Life of Canada (U.S.)") filed an application with the Securities and Exchange Commission ("SEC") seeking an order approving the substitution of shares of certain investment portfolios of Alger American Fund ("Alger") currently held by Sun Life of Canada (U.S.) Variable Account F ("Account F") for shares of certain investment portfolios of Sun Capital Advisers Trust ("Sun Capital"). On February 5, 2002, seven insurance companies, including Sun Life of Canada (U.S.), filed an application with the SEC seeking an order approving, among other requests, the substitution of shares of certain investment portfolios of Goldman Sachs Variable Insurance Trust ("Goldman Sachs") currently held by Account F for shares of certain portfolios of AIM Variable Insurance Funds ("AIM"). To the extent required by law, approvals of such substitutions will also be obtained from the state insurance regulators in certain jurisdictions.

If such approvals are granted, the Alger American Growth Portfolio, Alger American Income & Growth Portfolio, and Alger American Small Capitalization Portfolio, Goldman Sachs VIT CORESM Large Cap Growth Fund, and Goldman Sachs VIT Internet Tollkeeper Fund will no longer be available investment options under your Contract

Effect of the Substitutions

The effect of the substitutions would be to replace each of the Alger portfolios of Alger and Goldman Sachs shown in Column I with the corresponding Sun Capital portfolio of Sun Capital or AIM shown in Column II:
Column I (Replaced Funds)	Column II (Substitute Funds)
Alger American Growth Portfolio	SC Alger Growth Fund*
Alger American Income & Growth Portfolio	SC Alger Income & Growth Fund*
Alger American Small Capitalization Portfolio	SC Alger Small Capitalization Fund*

             *Available for investment on May 1, 2002.

The Alger Replaced Funds have similar investment objectives to their respective Substitute Funds. The Goldman Sachs Replaced Funds do not have the same investment objectives as their Substitute Fund. The investment objective of the AIM V.I. Growth Fund is long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of large-cap and blue chip equity securities representing all major sectors of the U.S. economy.

Contract owners and prospective purchasers should carefully read the AIM V.I. Growth Fund prospectus and the amended Sun Capital prospectus dated February 13May 1, 2002.

The advisers to each of the Sun Capital Funds will also serve as subadvisers to the corresponding Substitute Funds. Sun Capital and its adviser, Sun Capital Advisers, Inc. ("SC Advisers") have received an exemptive order from the SEC permitting SC Advisers, subject to the approval of Sun Capital's board of trustees, to select subadvisers to serve as portfolio managers of the funds or to materially modify an existing subadvisory contract without obtaining shareholder approval of a new or amended subadvisory contract. SC Advisers has ultimate responsibility to oversee and to recommend the hiring, termination and replacement of any subadviser.

With respect to the Replaced Funds, the Company will not exercise any rights reserved under your Contract to impose restrictions or fees on transfers from the Replaced Funds or Substitute Funds until at least thirty (30) days after the proposed substitutions occur.

Any transfer made from a Goldman Sachs Fund from the date of this supplement to the date of substitution will not be considered as a transfer for the purpose of calculating the total number of transfers permitted in any one Account Year without incurring a transfer charge.

If the proposed substitutions are carried out, each Contract owner affected by the substitutions will be sent a written notice informing them that the substitutions were carried out.

The Replaced Funds will be closed for all future payments, allocations and transfers on May 1, 2002, and thereafter.

Effective Date

The Company anticipates that, if such approvals are granted, the proposed substitutions will occur on or before May 1, 2002.

If the substitution of the Goldman Sachs Funds does not occur by that date, the Goldman Sachs VIT CORE Large Cap Growth Fund and the Goldman Sachs VIT Internet Tollkeeper Fund will nevertheless be closed for all future payments, allocations, and transfers on May 1, 2002. Unless you instruct otherwise, any future allocations or optional programs will be changed to reflect the appropriate Substitute Fund. Any transfer you make out of one of the Replaced Funds will not count as one of the 12 transfers allowed under your Contract.

If the substitution of the Alger Funds does not occur by that date, the Alger American Growth Portfolio, Alger American Income & Growth Portfolio, and Alger American Small Capitalization Portfolio will nevertheless be closed for all future payments, allocations, and transfers on May 1, 2002. Unless you instruct otherwise, any future allocations or optional programs will be changed to reflect the appropriate Substitute Fund. Any transfer you make out of one of the Replaced Funds will not count as one of the 12 transfers allowed under your Contract.

THIS SUPPLEMENT AMENDS AND REPLACES

THE PRE-SUBSTITUTION SUPPLEMENTS DATED FEBRUARY 19 AND MARCH 20, 2002.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

FF2-29-(03-25-02)